UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2005

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                      CORNERSTONE REALTY INCOME TRUST, INC
             (Exact name of registrant as specified in its charter)

           Virginia                 001-12875                54-1589139
       (State or other             (Commission            (I.R.S. Employer
 jurisdiction of incorporation)    File Number)         Identification Number)


             306 East Main Street,
                 Richmond, VA                              23219
    (Address of principal executive offices)             (Zip Code)


                                 (804) 643-1761
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))



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CURRENT REPORT

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Item 2.02  Results of Operations and Financial Condition

     On March 16, 2005, Cornerstone Realty Income Trust, Inc, issued a press release to report financial results for the quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This report and the attached press release are hereby furnished to, but not filed with, the Commission.


Item 9.01  Financial Statements and Exhibits

         Exhibit                   Description
         -------                   -----------

         99.1                      Press Release dated March 16, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cornerstone Realty Income Trust, Inc.

                                           By: /s/ Glade M. Knight
                                               ---------------------------------
                                               Glade M. Knight,
                                               Chief Executive Officer

                                           March 16, 2005




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EXHIBIT INDEX


 Exhibit                  Description
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  99.1         Press Release dated March 16, 2005.




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